EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Angeion Corporation


We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Prospectus.


                                              /s/ KPMG Peat Marwick LLP


Minneapolis, Minnesota
September 18, 1997